SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]           Preliminary Information Statement

[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]           Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[  ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (“Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

On May 30-31, 2013, the Board of Trustees of the Trust voted to replace Lazard Asset Management LLC (“Lazard”) with Invesco Advisers, Inc. (“Invesco”) as sub-adviser for the JNL/Lazard Mid Cap Equity Fund of the Trust effective September 16, 2013.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Lazard Mid Cap Equity Fund	JNL/Invesco Mid Cap Value Fund

The Information Statement is furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of the Trust, a Massachusetts business trust, to shareholders of JNL/Lazard Mid Cap Equity Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On June 10, 2013, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust (File No. 33-87244) to reflect the changes discussed in this information statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Lazard Mid Cap Equity Fund

August 1, 2013

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (“Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 90 series (“Funds” and each a “Fund”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (“Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (“Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly-owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly-owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The President and Chief Executive Officer of JNAM is Mark D. Nerud.  The members of the Board of Managers of JNAM are Leandra Knes, Thomas J. Meyer, Maura Collins, Thomas Hyatte, and Kenneth Stewart.  The address and principal occupation of each Manager, respectively, is outlined in the table below.

Manager	Address	Principal Occupation
Leandra Knes	225 West Wacker Drive Chicago, Illinois 60606	President and Chief Executive Officer of PPM America, Inc., an affiliate of Jackson
Thomas J. Meyer	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, General Counsel, and Secretary of Jackson
Maura Collins	7601 Technology Way Denver, Colorado 80237	Executive Vice President and Chief Financial Officer, JNLD Senior Vice President and Chief Financial Officer, National Planning Holdings, Inc. and Curian Capital, LLC
Kenneth Stewart	1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Head of Corporate Development of Jackson
Thomas Hyatte	1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Chief Risk Officer of Jackson

The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

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On May 30-31, 2013, the Board, including all Trustees who are not “interested persons” (as defined by the 1940 Act) of any party to the “Sub-Advisory Agreement” (“Independent Trustees”), approved an Amendment to the Investment Sub-Advisory Agreement between JNAM and Invesco Advisers, Inc. (“Invesco”).  On September 16, 2013, Invesco will succeed Lazard Asset Management LLC (“Lazard”) as Sub-Adviser to the JNL/Lazard Mid Cap Equity Fund (“Fund”).

The purpose of this Information Statement is to provide you with information about the Amendment to the Investment Sub-Advisory Agreement between JNAM and Invesco, and Invesco’s appointment as the new Sub-Adviser to the Fund, effective September 16, 2013.  This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) that the Trust and JNAM received from the U.S. Securities and Exchange Commission (“SEC”).

The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

As of September 16, 2013, Lazard will cease to be the Sub-Adviser to the JNL/Lazard Mid Cap Equity Fund.  Lazard is located at 30 Rockefeller Plaza, New York, New York 10112.

Therefore, this Information Statement is being provided to the contract owners of record for the Fund as of July 5, 2013.  It will be mailed on or about August 1, 2013.

II.	Investment Sub-Advisory Agreement With Invesco

Lazard is the Sub-Adviser to the JNL/Lazard Mid Cap Equity Fund, pursuant to an Amended and Restated Sub-Advisory Agreement with JNAM, dated December 1, 2012, and an Amendment to the Amended and Restated Sub-Advisory Agreement dated May 30, 2013.  That agreement was most recently approved by the Board at a meeting held on May 30-31, 2013.

On May 30-31, 2013, the Board, including the Independent Trustees, unanimously voted to replace Lazard with Invesco as Sub-Adviser for the Fund and to approve an Amendment to the Investment Sub-Advisory Agreement between JNAM and Invesco with respect to the Trust (“Invesco Sub-Advisory Agreement”).  Please refer to Exhibit A for the Invesco Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the agreement because Invesco is not affiliated with JNAM.

Upon the replacement of Lazard with Invesco as Sub-Adviser, effective September 16, 2013, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Lazard Mid Cap Equity Fund	JNL/Invesco Mid Cap Value Fund

The investment objectives and policies for the JNL/Invesco Mid Cap Value Fund will be as follows:

Investment Objective.  The investment objective of the Fund is total return through growth of capital.

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Principal Investment Strategies.  The Fund seeks to achieve its objective by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell MidCap Index and that the Sub-Adviser believes are undervalued.

The Fund emphasizes a value style of investing. The Sub-Adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. In selecting securities, the Sub-Adviser focuses on companies that it believes possess characteristics for improved valuation. The Sub-Adviser looks for catalysts for change that may positively impact a company, such as new management, an industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation as a result of the change taking place at the company.

The Fund may invest up to 20% of its net assets in Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.

The Fund may invest up to 20% of its net assets in securities of foreign issuers or depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends.

The Fund can invest in derivative instruments, including forward foreign currency contracts, futures contracts and options.

A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including index futures, to seek exposure to certain asset classes.

An option is a derivative financial instrument that reflects a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset. The Fund can use options to seek

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alpha (return on investments in excess of the Russell Midcap® Value Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Sub-Adviser will consider selling a security if it reaches the Adviser’s estimate of fair value or if a more attractive investment opportunity is identified.

In anticipation of or in response to market, economic, political, or other conditions, the Sub-Adviser may temporarily use a different investment strategy for defensive purposes. If the Sub-Adviser does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

With the change in Sub-Adviser from Lazard to Invesco, the investment objective of the Fund will change.  Under Lazard, the Fund’s investment objective was long-term capital appreciation.  Under Invesco, the Fund’s investment objective is total return through growth of capital.

The investment strategies of Lazard and Invesco are similar - both seek to achieve their objectives by investing in equities of mid-sized companies primarily domiciled in the U.S. There are some stylistic differences in how they identify opportunities within the mid-cap universe. Invesco employs a value-oriented approach in which management seeks to indentify companies that they believe are undervalued; Lazard follows a relative value approach that assesses the trade-off between valuation and financial productivity of an individual security.

For a more detailed comparison of the changes made to the Fund’s prospectus to the change in Sub-Adviser please refer to Exhibit B.

The following description of the Invesco Sub-Advisory Agreement is qualified in its entirety by the actual Invesco Sub-Advisory Agreement, which is attached as Exhibit A.

The Invesco Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The Invesco Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty (60) days’ written notice by the Trust, JNAM or on sixty days’ written notice by Invesco.  The Invesco Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Invesco Sub-Advisory Agreement generally provides that Invesco, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Invesco’s duties under the Invesco Sub-Advisory Agreement, except for a loss resulting from willful malfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Invesco Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Lazard and Invesco.

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The change in Sub-Adviser will not increase any fee or expense to be paid by the Fund.  The management fees for the Fund did not change.  The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Lazard Mid Cap Equity Fund
Advisory Rates Before and After the Change in Sub-Adviser
Net Assets	Rate

$0 to $50 million	.75%
$50 million to $250 million	.70%
Over $250 million	.65%

JNAM is responsible for paying all Sub-Advisers out of its own resources.  Under the Invesco Sub-Advisory Agreement, the sub-advisory fee schedule is the same as the sub-advisory fee schedule used to compensate Lazard, up to the point where Invesco has $500 million or more of assets under management.  Above $500 million assets under management, the sub-advisory fee schedule under the Invesco Sub-Advisory Agreement has an additional breakpoint above which the fees paid to Invesco will be lower than the same sub-advisory fees paid to Lazard.  Lazard is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

JNL/Lazard Mid Cap Equity Fund
Sub-Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate

$0 to $250 million	.45%
Amounts over $250 million	.40%

JNL/Invesco Mid Cap Value Fund
Sub-Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate

$0 to $250 million	.45%
$250 million to $500 million	.40%
Amounts over $500 million	.35%

Under the Invesco Sub-Advisory Agreement, Invesco will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the above schedule.

The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the year ended December 31, 2012. The pro forma aggregate amount of management fees paid to JNAM would not change had the change of sub-advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Lazard Mid Cap Equity Fund	$1,593,817

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For the year ended December 31, 2012, Lazard received $1,008,549 in sub-advisory fees with respect to the Fund.  The pro forma sub-advisory fees would have been the same as the fees paid to Lazard, assuming the Invesco Sub-Advisory Agreement was in place for the applicable period.

III.	Description and Control of Invesco

Invesco is located at 1555 Peachtree, N.E., Atlanta, Georgia 30309.

As the Sub-Adviser to the Fund, Invesco will provide the Fund with investment research, advice and supervision, and manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund’s Prospectus dated September 16, 2013.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund’s Prospectus dated September 16, 2013 under the heading “Principal Risks of Investing in the Fund”.

As of _____________, 2013 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of Invesco, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Invesco or any other entity controlling, controlled by or under common control with Invesco. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since December 31, 2012, the end of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Invesco, any parent or subsidiary of Invesco, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Invesco Mid Cap Value Fund

The JNL/Invesco Mid Cap Value Fund will be managed on a team basis.  The individual members of the team who will be primarily responsible for the day-to-day management of the JNL/Invesco Mid Cap Value Fund’s portfolio are:

•
Thomas Copper, Portfolio Manager (co-lead), has been associated with Invesco and/or its affiliates since 2010.  From 1986 to 2010, he was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•
John Mazanec, Portfolio Manager (co-lead), has been associated with Invesco and/or its affiliates since 2010.  From 2008-2010, he was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.  Prior to June 2008, he worked as a portfolio manager at Wasatch Advisors.

•
Sergio Marcheli, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2002 to 2010, he was associated with Morgan Stanley Investment Management Inc. and/or its affiliates in an investment management capacity.

Executive/Principal Officers of Invesco:

Officer Names	Title
Karen Dunn Kelley	Co-President
Philip A. Taylor	Co-President
Todd Spillane	Chief Compliance Officer
Gary Wendler	Senior Vice President
John Zerr	Senior Vice President

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IV.	Other Investment Companies Advised by Invesco

Invesco currently acts as adviser to the Invesco American Value Fund (the “comparable Invesco Fund”), which has similar investment objectives and policies to those of the Fund. As of December 31, 2012, the comparable Invesco Fund had $1,227,935,061 in net assets. As of December 31, 2012, the comparable Invesco Fund paid Invesco a management fee of 0.72% of net assets.

V.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.

At a meeting on May 30-31, 2013, the Board, including all of the Independent Trustees, considered information relating to the Invesco Sub-Advisory Agreement.  In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Invesco Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the Invesco Sub-Advisory Agreement for a period of two years (unless terminated pursuant to the terms of the Invesco Sub-Advisory Agreement), after which time the agreement will be up for renewal annually.

In reviewing the Invesco Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund’s investors to share in these potential economies of scale; and (5) other benefits that may accrue to Invesco through its relationship with the Fund.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Invesco Sub-Advisory Agreement.

Before approving the Invesco Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Invesco, and to consider the terms of the Invesco Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Invesco Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Invesco.

For the Fund, JNAM provided information on Invesco’s duties under the Invesco Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund’s investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM’s evaluation of Invesco, as well as JNAM’s recommendation, based on its review of Invesco, to approve the Invesco Sub-Advisory Agreement.

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The Board also reviewed information pertaining to Invesco’s organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Invesco from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Invesco.

Performance

The Board considered that the Fund underperformed its peer group and benchmark for all periods.  The Board noted that the Adviser was proposing to replace the Sub-Adviser and the current portfolio managers will continue to manage the Fund until the transition to a new Sub-Adviser is complete.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements until the proposed September 2013 transition to the new Sub-Adviser.

Costs of Services

The Board reviewed the fees to be paid to Invesco.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Invesco to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  Using information provided by an independent data service, the Board evaluated the Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered the Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

The Board considered that the Fund’s advisory fees are lower than the peer group average and sub-advisory fees are higher than the peer group average.  The Board noted that the Fund’s total expense ratio is lower than the peer group average.  The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether the Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of shareholders.  Based on information provided by JNAM and Invesco, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and Invesco

In evaluating the benefits that may accrue to Invesco through its relationship with the Fund, the Board noted that Invesco may develop additional investment advisory business with JNAM, the Funds or other clients of Invesco as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Invesco Sub-Advisory Agreement.

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VI.	Additional Information

Ownership Of The Fund [to be updated]

As of July 5, 2013 [to be updated], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Lazard Mid Cap Equity Fund (Class A)
JNL/Lazard Mid Cap Equity Fund (Class B)

As of July 5, 2013 [to be updated], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of July 5, 2013 [to be updated], the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of July 5, 2013 [to be updated], the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Fund	Name and Address	Amount of Beneficial Interest	Percentage of Shares Outstanding
JNL/Lazard Mid Cap Equity Fund - Class A

JNL/Lazard Mid Cap Equity Fund - Class B

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Fund Transactions And Brokerage for the Trust

During the period ended December 31, 2012, the JNL/Lazard Mid Cap Equity Fund paid no commissions to any affiliated broker.

VII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2012, a copy of the Trust’s semi-annual report for the period ended June 30, 2012, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

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Exhibit A

Investment Sub-Advisory Agreement Between Jackson National
Asset Management, LLC and Invesco Advisers, Inc.

Amended and Restated
Investment Sub-Advisory Agreement

This Agreement is effective as of the 1st day of January 2010, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into a Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st  day of December, 2012 (“Management Agreement”), with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Fund (collectively called the “Prospectus”).

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing before they become effective.  Any amendments or supplements will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s receipt thereof.

3.
Management.  Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund’s investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund.  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.  Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program.  Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)
will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)
will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will prepare and maintain such books and records with respect to the Fund’s securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may request;

e)	will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

f)
will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; and

g)	will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder.

The Adviser and the Sub-Adviser each further agree that:

a)
to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)
Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)
Each of the Adviser and Sub-Adviser shall provide reasonable cooperation to the other party to assist the other party in fulfilling any disclosure or reporting requirements applicable to it with regard to its respective duties under the Agreement, or with regard to the Fund under the CEA and/or then-current CFTC regulations.

4.
Brokerage.   The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates.  It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to:  the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.  Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act).  Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

5.
Expenses.  The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement.  Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services.  All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

6.
Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions.  The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

7.
Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

8.
Services to Others.  Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  Sub-adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund.  Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.
Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or the Adviser in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

10.
Indemnification.  Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

11.
Duration and Termination.  This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution.  Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)

12.	Acknowledgements of Adviser.

a)
If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d).

The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)
If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

13.
Obligations of Adviser.  The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for the Fund (including CUSIP, Sedol or other appropriate security identification);

c)	Establish a Futures account and Give-Up arrangements with the list of designated brokers provided in writing to the Adviser by the Sub-Adviser; and

d)	A copy of the current compliance procedures for the Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

14.
Confidential Treatment.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Fund for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

15.
Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16.
Notice.  Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

17.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

18.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 21st day of February, 2013, effective December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud

Name:	Mark D. Nerud

Title:	President and CEO

Invesco Advisers, Inc.

By:	/s/ Todd L. Spillane

Name:	Todd L. Spillane

Title:	SVP, CCO

Schedule A
December 1, 2012

Funds
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Small Cap Growth Fund

A-1

Schedule B
December 1, 2012
(Compensation)

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.40%
Amounts over $250 Million	0.35%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.40%*
Amounts over $150 Million	.35%

*For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/Invesco Large Cap Growth Fund.

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	0.60%**
Amounts over $500 Million	0.55%

** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Large Cap Growth Fund, collectively.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.60% on net assets up to $250 million and 0.55% on net assets greater than $250 million for the JNL/Invesco Small Cap Growth Fund.

B-1

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 1st day of January, 2010, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;
Section 11. “Duration and Termination”; and
Section 14. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

e)
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

f)
as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

Delete Section 11. “Duration and Termination” in its entirety, and replace it with the following:

11.           Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this

Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

Delete Section 14. “Confidential Treatment” in its entirety, and replace it with the following:

14.           Confidential Treatment.  All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Fund for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this __day of _____________ 2013, effective May 30, 2013.

Jackson National Asset Management, LLC	Invesco Advisers, Inc.

By: /s/ Mark D. Nerud	By:
Name: Mark D. Nerud	Name:
Title: President and CEO	Title:

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 1st day of January, 2010, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees for the JNL/Invesco International Growth Fund and the JNL/Invesco Small Cap Growth Fund as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 3, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this __day of _____________ 2013, effective June 3, 2013.

Jackson National Asset Management, LLC	Invesco Advisers, Inc.
By: /s/ Mark D. Nerud	By:
Name: Mark D. Nerud	Name:
Title: President and CEO	Title:

Schedule B
Dated June 3, 2013
(Compensation)

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.40%
$250 to $750 Million	0.35%
Amounts over $750 Million	0.30%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.40%*
Amounts over $150 Million	.35%

*For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/Invesco Large Cap Growth Fund.

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets	0.55%**

** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Large Cap Growth Fund, collectively.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.55% on net assets for the JNL/Invesco Small Cap Growth Fund.

B-1

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended effective May 30, 2013 and June 3, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the Sub-Adviser has agreed to replace Lazard Asset Management LLC as sub-adviser for the JNL/Lazard Mid Cap Equity Fund of the Trust, which will subsequently be renamed the JNL/Invesco Mid Cap Value Fund.

Whereas, pursuant to this sub-adviser replacement, the Adviser and the Sub-Adviser have agreed to amend Schedule A and Schedule B of the Agreement to add the JNL/Invesco Mid Cap Value Fund, and to revise the current fee schedule for said fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 16, 2013, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 16, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this __day of _____________ 2013, effective September 16, 2013.

Jackson National Asset Management, LLC	Invesco Advisers, Inc.
By: /s/ Mark D. Nerud	By:
Name: Mark D. Nerud	Name:
Title: President and CEO	Title:

Schedule A
Dated September 16, 2013

Funds
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund

A-1

Schedule B
Dated September 16, 2013
(Compensation)

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.40%
$250 to $750 Million	0.35%
Amounts over $750 Million	0.30%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.40%*
Amounts over $150 Million	.35%

*For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/Invesco Large Cap Growth Fund.

JNL/Invesco Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.45%
$250 to $500 Million	0.40%
Amounts over $500 Million	0.35%

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets	0.55%**

** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Large Cap Growth Fund, collectively.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.55% on net assets for the JNL/Invesco Small Cap Growth Fund.

B-1

Exhibit B

Comparison of the JNL/Lazard Mid Cap Equity Fund
and the JNL/Invesco Mid Cap Value Fund

JNL/Invesco Mid Cap Value Fund
(formerly, JNL/Lazard Mid Cap Equity Fund )
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust/. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 29, 2013, as supplemented, September 16, 2013, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is total return through growth of capital.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management/Administrative Fee	0.81%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.00%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	1.02%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management/Administrative Fee	0.81%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	0.82%

1 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$104	$325	$563	$1,248

Class B
1 year	3 years	5 years	10 years
$84	$262	$455	$1,014

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2012 – 12/31/2012	113%

Period	Class B
1/1/2012 – 12/31/2012	113%

The portfolio turnover reflected above reflects the Fund’s results when managed by the previous sub-advsier, Lazard Asset Management LLC.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell MidCap Index and that the Sub-Adviser believes are undervalued.

The Fund may invest up to 20% of its net assets in real estate investment trusts (REITs).

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The Fund may invest up to 20% of its net assets in securities of foreign issuers or depositary receipts.

The Fund can invest in derivative instruments, including forward foreign currency contracts, futures contracts and options.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use in futures contracts, including index futures, to seek exposure to certain asset classes.

The Fund can use options to seek alpha (return on investments in excess of the Russell Midcap ® Value Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund emphasizes a value style of investing. The Sub-Adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. In selecting securities, the Sub-Adviser focuses on companies that it believes possess characteristics for improved valuation. The Sub-Adviser looks for catalysts for change that may positively impact a company, such as new management, an industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation as a result of the change taking place at the company.

The Sub-Adviser will consider selling a security if it reaches the Sub-Adviser’s estimate of fair value or if a more attractive investment opportunity is identified.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

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Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  The issuers of un-sponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts involve many of the same risks as direct investments in foreign securities, these risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.

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Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivative holdings were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

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Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments.  In addition, there may be less publicly available information and more volatile or less liquid markets.

•	Investments in initial public offerings of securities (“IPOs”) risk – IPOs issued by unseasoned companies

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with little or no operating history are risky and highly volatile.
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Investment style risk – Value stocks may not increase in price if other investors fail to recognize a company’s growth, value or the factors that are expected to increase the price of a security do not occur. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other for long periods of time.

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

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Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies.
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Non-diversification risk – The Fund is considered non-diversified.  As such, the Fund may invest in a limited number of issuers.  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

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Real estate investment risk – An investment in the Fund may be closely linked to the performance of the real estate markets and share prices may rise and fall more than the value of shares of a fund invested in a broader range of companies.

•	Small cap investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance.   The performance information shown reflects the Fund’s results when managed by the previous sub-adviser, Lazard Asset Management LLC. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Effective September 16, 2013, in conjunction with the change in sub-adviser, the Fund will replace the Russell MidCap ® Index with the Russell Mid Cap Value Index as its benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 21.77%; Worst Quarter (ended 12/31/08): -27.15%

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Class B

Best Quarter (ended 6/30/2009): 21.79%; Worst Quarter (ended 12/31/08): -27.16%

Average Annual Total Returns as of December 31, 2012
	1 year	5 year	10 year
JNL/Invesco Mid Cap Value Fund (Class A)	7.74%	1.29%	7.60%
Russell MidCap® Index	17.28%e	3.57%	10.65%
Russell Mid Cap Value Index	%	%	%

Average Annual Total Returns as of December 31, 2012
	1 year	5 year	Life of Class (March 5, 2004)
JNL/Invesco Mid Cap Value Fund (Class B)	7.89%	1.37%	4.74%
Russell MidCap® Index	17.28%	3.57%	7.11%
Russell Mid Cap Value Index	%	%	%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Invesco Advisers, Inc.

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Thomas Copper	2010	Portfolio Manager (co-lead)
John Mazanec	2010	Portfolio Manager (co-lead)
Sergio Marcheli	2010	Portfolio Manager

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal

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income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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JNL/Invesco Mid Cap Value Fund
(formerly, JNL/Lazard Mid Cap Equity Fund )
Class A and B

Investment Objective.  The investment objective of the JNL/Invesco Mid Cap Value Fund is total return through growth of capital.

Principal Investment Strategies.   The Fund seeks to achieve its objective by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell MidCap Index and that the Sub-Adviser believes are undervalued.

The Fund emphasizes a value style of investing. The Sub-Adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. In selecting securities, the Sub-Adviser focuses on companies that it believes possess characteristics for improved valuation. The Sub-Adviser looks for catalysts for change that may positively impact a company, such as new management, an industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation as a result of the change taking place at the company.

The Fund may invest up to 20% of its net assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.

The Fund may invest up to 20% of its net assets in securities of foreign issuers or depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends.

The Fund can invest in derivative instruments, including forward foreign currency contracts, futures contracts and options.

A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including index futures, to seek exposure to certain asset classes.

An option is a derivative financial instrument that reflects a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset. The Fund can use options to seek alpha (return on investments in excess of the Russell Midcap ® Value Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Sub-Adviser will consider selling a security if it reaches the Adviser’s estimate of fair value or if a more attractive investment opportunity is identified.

In anticipation of or in response to market, economic, political, or other conditions, the Sub-Adviser may temporarily use a different investment strategy for defensive purposes. If the Sub-Adviser does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

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The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Depositary receipts risk
•	Derivatives risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investments in IPOs risk
•	Investment style risk
•	Market risk
•	Managed portfolio risk
•	Mid-capitalization investing risk
•	Non-diversification risk
•	Real estate investment risk
•	Small cap investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Counterparty and settlement risk
•	Derivatives risk
•	Market risk
•	Temporary defensive positions and large cash positions risk

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Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/Invesco Mid Cap Value Fund is Invesco Advisers, Inc.  (“Invesco”), located at 1555 Peachtree, N.E, Atlanta, GA  30309.  Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2012, Invesco Ltd. managed approximately $687.7 billion in total assets.

The Fund is managed on a team basis.  The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

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Thomas Copper, Portfolio Manager (co-lead), has been associated with Invesco and/or its affiliates since 2010.  From 1986 to 2010, he was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

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John Mazanec, Portfolio Manager (co-lead), has been associated with Invesco and/or its affiliates since 2010.  From 2008-2010, he was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.  Prior to June 2008, he worked as a portfolio manager at Wasatch Advisors.

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Sergio Marcheli, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2002 to 2010, he was associated with Morgan Stanley Investment Management Inc. and/or its affiliates in an investment management capacity.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Semi-Annual Report dated June 30, 2013 .

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